Exhibit 99.2

OCTOBER 2021 ACQUISITION OF ELMIRA SAVINGS BANK CBU LISTED NYSE

Forward-Looking Statement & Additional Information

This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Community Bank System's long-term goals, financial condition, results of operations, earnings, levels of net loan charge-offs and nonperforming assets, interest rate exposure and profitability. You can identify these forward-looking statements by use of such words as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect," and other similar expressions. These statements are based on the current beliefs and expectations of Community Bank System's management and are subject to significant risks and uncertainties, as outlined below.

Forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

- the macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, variants of COVID-19, and related vaccine rollout and efficacy, including the negative impacts and disruptions on public health, the Company's corporate and consumer customers, the communities the Company serves, and the domestic and global economy, which may have an adverse effect on the Community Bank System's business;
- risks related to credit quality, interest rate sensitivity and liquidity;
- the strength of the U.S. Economy in general and the strength of the local economies where Community Bank System conducts its business;
- the effect of, and changes in, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;
- inflation, interest rate, market and monetary fluctuations;
- the timely development of new products and services and customer perception of the overall value thereof (including, but not limited to, features, pricing and quality) compared to competing products and services;
- the success of marketing efforts in attracting or retaining customers;
- competition from providers or products and services that compete with Community Bank System's businesses;
- changes in consumer spending, borrowing and savings habits;
- technological changes and implementation and cost/financial risks with respect to transitioning to new computer and technology based systems involving large multi-year contracts;
- any acquisitions or mergers that might be considered or consummated by Community Bank System and the costs and factors associated therewith, including differences in the actual financial results of the acquisition or merger compared to expectations and the realization of anticipated cost savings and revenue enhancements;
- Community Bank System's ability to maintain and increase market share and control expenses;
- the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting Community Bank System's respective businesses, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry; and
- changes in Community Bank System's organization, compensation and benefit plans and in the availability of, and compensation levels for, employees in its geographic markets.

You should refer to Community Bank System, Inc.'s periodic and current reports filed with the Securities and Exchange Commission ("SEC") for further information on other factors that could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

In connection with the proposed merger, Elmira Savings Bank will deliver a Proxy Statement, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. **Shareholders of Elmira Savings Bank are urged to read the proxy statement and the other relevant materials when they are delivered because they will contain important information about the proposed transaction.** Information regarding Elmira Savings Bank may be obtained at www.elmirasavingsbank.com or by directing a request to Elmira Savings Bank, 333 East Water Street, Elmira, New York 14901, Attention: Investor Relations, Telephone: (607) 734-3374.

Information regarding Community Bank System, Inc., may be obtained at the SEC's Internet site (www.sec.gov) , or you may obtain certain documents, free of charge from Community Bank System, Inc. by accessing its website at www.cbna.com under the heading of "Investor Relations" and then "SEC Filings & Annual Report."

Elmira Savings Bank and Community Bank System, Inc. and certain of their respective directors and executive officers may be deemed to participate in the solicitation of proxies from the shareholders of Elmira Savings Bank in connection with the proposed merger. Information about the directors and executive officers of Elmira Savings Bank and their ownership of Elmira Savings Bank common stock will be set forth in the proxy statement to be delivered for the proposed merger. Information about the directors and executive officers of Community Bank System, Inc. and their ownership of Community Bank System, Inc. common stock is set forth in the proxy statement for its 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 25, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement regarding the proposed merger when it becomes available. Free copies of this document when available may be obtained as described above.

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Transaction Highlights


CBU
ESBK
Cayuga Lake
Cortland
Ithaca
Elmira

Highly Accretive In-Market Acquisition That Deepens Presence in Key Central and Southern Tier NY Markets

- **Elmira Savings Bank is a quality banking franchise serving the market for 150+ years**
- **12 branch locations and 1 LPO in Binghamton**
- **Highly complementary franchise with consistent performance track record**
- **Strong mortgage originations**
- **Elmira Savings Bank and CBU have complementary balance sheets**

- **Compelling accretion**
  - 8-9 cents accretive to GAAP EPS in 2022; 9-10 cents cash accretion
  - ~15 cents accretive to GAAP EPS in 2023; ~16 cents cash accretion
- **Prudent and low-risk**
- **Highly efficient use of CBU's excess capital and cash**
  - Bank level merger utilizing some of CBNA's over $2 billion of cash balances as of 6/30/21
  - Ability to replace higher cost funding

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4 Overview of Elmira Savings Bank ▪ Top 5 deposit market share in three counties (Chemung, Tompkins and Schuyler ) ▪ Consistent financial performance with further upside – Expanding core NIM in low interest rate environment ▪ Track record of clean credit quality – NPA/Assets below 1% – Cumulative NCO’s of 0.46% since 2017 ▪ Diverse revenue sources supported by strong residential mortgage business Financial Highlights ( 2021Q2 ) Loan and Deposits Assets (mm) $648.7 Loans ex. PPP (1) (mm) $463.6 Deposits (mm) $551.2 Net Income (mm) (TTM) $4.8 NIM (TTM) 3.27% Fee Income / Revenue (TTM) 31.2% ROAA (TTM) 0.73% Note: TTM equals trailing twelve months at 6/30/2021. (1) 13.4mm of PPP loans excluded. 22% 43% 35% Noninterest-bearing Deposits IB Demand, Savings & MMDA Time Deposits Yield: 4.05% Cost: 0.39% ▪ $152mm in CD’s (28% of total) reprices in next 12 months ▪ Cost of time deposits: 0.96% 23% 63% 7% 7% CRE Residential Mortgage C & I Consumer 3.21% 3.32% 3.31% 3.05% 3.06% 3.27% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 2016 2017 2018 2019 2020 2021Q2 LTM Historical Net Interest Margin

5 Transaction Assumptions & Impact Merger Consideration ▪ Elmira shareholders will receive $23.10 per share in cash ― Aggregate merger consideration of $82.8 million ▪ Bank - to - bank structure ― Elmira Savings Bank will merge with and into Community Bank, NA (CBNA) ― CBNA will utilize existing on - hand cash balances to finance the purchase price Pricing Metrics ▪ P / EPS (LTM): ▪ P / Stated TBV: 17.1x I 9.1x w/ cost savings (1) 1.64x (2) Due Diligence ▪ Completed detailed due diligence across all business lines Required Approvals ▪ Elmira shareholder approval; customary regulatory approvals Expected Closing ▪ Q1 2022 Key Financial Assumptions ▪ Cost savings of approximately $5.8 million (33% of Elmira’s LTM non - interest expense) ▪ Gross loan credit mark of $7.0 million pre - tax (1.50% ex. PPP), estimated CECL impact of $5 million ― 1.2x of 6/30/21 ALLL and 1.4x of 6/30/21 NPAs ▪ CDI of $2.6 million pre - tax amortized over 8 years ▪ Other pre - tax mark - to - market adjustments of ~$11 million (net mark - up to equity) ▪ Pre - tax restructuring charges of $11 million Financial Impact ▪ Approximately 8 - 9 cents accretive to GAAP EPS in 2022, 9 - 10 cents cash EPS accretive in 2022 ▪ Approximately 15 cents accretive to GAAP EPS in 2023, 16 - 17 cents cash EPS accretive in 2023 ― First full year post - closing Capital Impact ▪ Projected capital ratios at closing remain well above the regulatory requirements ― Holdco: Leverage ratio 9.2%, Tier 1 Capital ratio 18.0%, Total Capital ratio 18.8% ― Bank: Leverage ratio 7.4%, Tier 1 Capital ratio 15.0%, Total Capital ratio 15.8% (1) Based on 2022E after - tax cost savings, fully phased in. (2) Based on tangible book value per share at 6/30/2021.

6 Transaction Highlights x Deepens presence in key Central and Southern NY counties ‒ Consistent with CBU’s commitment to local markets x Consistently performing, complementary franchise – Compatible business lines x Highly accretive transaction with prudent assumptions and below average level of execution risk x Deployment of excess capital and funding x CBU has a track record of disciplined M&A and successful integration